                                NOTE AND WARRANT
                               PURCHASE AGREEMENT


         THIS NOTE AND WARRANT PURCHASE AGREEMENT ("Agreement") is made as of this 15th day of April, 1996, by and between ____________________________________________, a(n) ________________________
(the "Purchaser"), and INTEK DIVERSIFIED CORPORATION, a Delaware corporation (the "Company").

         WHEREAS, the Company desires to issue and sell to the Purchaser and the Purchaser desires to acquire one of __________ 6.5% Notes, due April 15, 1999 (collectively, the "Notes"), issued by the Company in the aggregate principal amount of U.S. $6,000,000 (the 6.5% Note to be issued to the Purchaser hereunder being hereinafter referred to as the "Note"), outside of the "United States" (as that term is defined in Regulation S ("Regulation S") under the U.S. Securities Act of 1933, as amended (the "Securities Act"));

         WHEREAS, nondetachable Offshore Warrants (the "Warrants") to purchase shares of the Common Stock, par value U.S. $0.01 per share ("Common Stock"), of the Company are attached to the Notes (the Offshore Warrant to be issued to the Purchaser hereunder being hereinafter referred to as the "Warrant" and the shares of Common Stock for which said Warrant may be exercised being hereinafter referred to as the "Warrant Shares"); and

         WHEREAS, pursuant to the terms of the Note, the exercise in full of the Warrant in accordance with its terms and issuance of all of the Warrant
Shares shall constitute payment in full of the outstanding principal amount of the Note;

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:


                                    ARTICLE I

                      PURCHASE AND SALE OF NOTE AND WARRANT

         1.1 PURCHASE AND SALE. Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase, (i) the Note in the principal amount of U.S. $_______________, which shall be in the form set forth as Exhibit A, and (ii) the Warrant, which shall be in the form set forth as Annex A to the Note.

         1.2 PURCHASE PRICE. The aggregate purchase price (the "Purchase Price") to be paid by the Purchaser for the Note and Warrant shall be U.S. $_______________.

         1.3 CLOSING. The closing of the purchase and sale of the Note and Warrant (the "Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP (the "Escrow Agent"), 1290 Avenue of the
Americas, New York, New York 10104, immediately following the execution hereof. The date of this Agreement is sometimes hereinafter referred to as the "Closing Date."

         1.4 DELIVERIES BY THE PURCHASER AT CLOSING. At the Closing, the Purchaser shall deliver to the Company the Purchase Price as determined pursuant to this Article I, less the amount payable to GEM/NES (as defined in

Section 5.1 below) as set forth in Section 5.1, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company at least two (2) business days prior to the Closing Date.

         1.5 DELIVERIES BY THE COMPANY AT CLOSING. At the Closing, the Company shall deliver to the Purchaser (i) the Note and Warrant, each in form reasonably acceptable to the Purchaser and the Escrow Agent and registered in the name designated in writing by the Purchaser at least two (2) business days prior to the Closing Date, and (ii) the opinion of Kohrman Jackson & Krantz P.L.L., which shall be in the form set forth as Exhibit B.

         1.6 LEGEND ON NOTE, WARRANT AND WARRANT SHARES. Assuming that there are no changes in the material facts set forth in Section 2.2 or in applicable law that would require such a legend, (i) after the expiration of the period commencing on the date hereof and ending ninety (90) days thereafter (the "Restricted Period"), no legend on the Note and Warrant shall be required and (ii) the Warrant Shares for which the Warrant is exercised shall not bear any legend.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchaser:

                  (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in the 1995 Annual Report (as defined in Section 2.1(g) below) (each a "Subsidiary" and, collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to be in good standing would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets or financial condition of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect"). Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a Material Adverse Effect.

                  (b) AUTHORIZATION; ENFORCEABILITY. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by the Note and Warrant and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Note and Warrant by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company.
This Agreement and the Note and Warrant have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insol vency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  (c) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is as set forth in Schedule 2.1(c). The Company owns all of the issued and outstanding shares of capital stock of its Subsidiaries. No shares of Common Stock are entitled to preemptive or similar rights. Except as disclosed in Schedule 2.1(c), there are no outstanding options to purchase any shares of Common Stock. Except (i) as disclosed in the 1995 Annual Report, (ii) for the options disclosed in
Schedule 2.1(c), and (iii) as a result of the purchase and sale hereunder and under any other Note and Warrant Purchase Agreement executed by the Company with respect to its 6.5% Notes on the date hereof, there are no warrants, script, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, bylaws or other charter documents. No class of capital stock of the Company is senior in right of payment to the Note.

                  (d) ISSUANCE OF NOTE, WARRANT AND WARRANT SHARES. The Note and Warrant have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder against payment in accordance with the terms hereof and thereof, shall be valid and binding obligations of the Company enforceable in accordance with their respective terms. The Company has and at all times while the Note and Warrant are outstanding will maintain an adequate reserve of shares of Common Stock to enable it to perform its obligations under this Agreement and the Note and Warrant. When issued in accordance with the terms hereof and of the Warrant, the Warrant Shares for which the Warrant is exercisable will be duly authorized, validly issued, fully paid and nonassessable.

                 (e) NO CONFLICTS. The execution, delivery and performance of this Agreement and the Note and Warrant by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) violate any provision of its certificate of incorporation or bylaws or, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others
any rights of termination, amendment,   acceleration  or  cancellation  of,  any
agreement, indenture or instrument to which the Company is a party, or to the knowledge of the Company result in a violation of any U.S. law, rule, regulation, order, judgment, injunction, decree or other restriction of any U.S. court or governmental authority to which the Company is subject (including U.S. federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clause (i) and (ii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (f) CONSENTS AND APPROVALS. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any U.S. court or other U.S. federal, state, local or other U.S. governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement and the Note and Warrant, other than, in all cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not materially impair or delay the ability of the Company, upon exercise of the Warrant, to deliver the Warrant Shares to the Purchaser, free and clear of all liens and encumbrances of any nature whatsoever.

                  (g) SEC DOCUMENTS; FINANCIAL STATEMENTS. The Company is a "reporting issuer" as defined in Rule 902 of Regulation S ("Regulation S") promulgated under the U.S. Securities Act of 1933, as amended (the
"Securities Act"). The Common Stock is registered pursuant to Section 12(b) or 12(g) of the U.S. Securities Exchange Act of 1934, as amended (the
"Exchange Act"), and the Company has duly filed its Annual Report on Form 10-
K for the fiscal year ended December 31, 1995 (the "1995 Annual Report") and all other reports, schedules, forms, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the
"SEC") pursuant to the reporting requirements of Section 13(a) and 15(d) of the Exchange Act during the twelve (12) month period preceding the date of this Agreement (said 1995 Annual Report and other documents being collectively referred to herein as the "SEC Documents"). The Company has delivered to the Purchaser a true and complete copy of the 1995 Annual
Report, in the form filed with the SEC (other than documents incorporated by reference therein but not filed therewith). The Company has not provided any material non-public information to the Purchaser. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder and, when filed, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the 1995 Annual Report comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise indicated in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.
Since the date of the financial statements included in the 1995 Annual
Report, there has been no event, occurrence or development that has had or that could reasonably be expected to have a Material Adverse Effect that is not disclosed therein.

         The Purchaser acknowledges and agrees that the Company makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in Article II and Article III herein.

         2.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby makes the following representations and warranties to the Company as of the Closing Date:

                  (a)      ORGANIZATION; AUTHORIZATION; ENFORCEABILITY.
The Purchaser is an entity duly organized and validly existing and in good standing under the laws of its jurisdiction of organization. The Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  (b) CONSENTS AND AUTHORIZATIONS. The Purchaser is not required to obtain any consent, waiver, authorization or order of, or make any filing, notice or registration with, any court or governmental authority or other person in connection with the execution, delivery and performance by the Purchaser of this Agreement or the exercise by the Purchaser of the Warrant.

                  (c) NON-U.S. OWNERSHIP. The Purchaser is not a "U.S. Person" (as defined in Rule 902 of Regulation S), is not an affiliate of the Company and is not acquiring the Note, Warrant or Warrant Shares for the account or benefit of any U.S. Person. Neither the sale of the Note, Warrant or Warrant Shares has been prearranged with any U.S. Person or person present in the "United States" (as defined in Rule 902 of Regulation S). At the time of execution of this Agreement and any offer to purchase hereunder, the Purchaser was physically outside the United States.

                  (d) INVESTMENT REPRESENTATIONS. The Purchaser understands that its investment in the Note, Warrant and Warrant Shares involves a high degree of risk. The Purchaser either alone or with its representatives has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investments contemplated by this Agreement. The Purchaser is purchasing the Note, Warrant and Warrant Shares for investment purposes and not with a view towards distribution. The Purchaser has no present intention to sell the Note, Warrant or Warrant
Shares and the Purchaser has no present arrangement at any time to sell the Note, Warrant or Warrant Shares to or through any person or entity.

                  (e) ACCESS TO INFORMATION; RELIANCE. The Purchaser and its representatives have been afforded the opportunity to review, and the Company has provided the Purchaser and its representatives with access to, or copies of, the 1995 Annual Report, and to ask such questions and receive such answers, as the Purchaser deemed necessary to make an informed investment decision. Notwithstanding anything herein to the contrary, the Purchaser acknowledges that it has relied solely on the representations and warranties of the Company set forth in Article II and Article III, the 1995 Annual
Report and such other information, if any, as has been specifically provided to it by the Company in evaluating the merits and risks of the investments contemplated by this Agreement.

                  (f) NO PUT OPTION OR SHORT POSITION. The Purchaser covenants that neither it nor its affiliates nor any person acting on its or their behalf has the intention of entering, or will enter, during the Restricted Period, into any put option, short position or other similar instrument or position with respect to the Warrant, Warrant Shares or securities of the same class as the Warrant or Warrant Shares and neither Purchaser nor any of its affiliates nor any person acting on its or their behalf will use at any time the Warrant or Warrant Shares acquired pursuant to this Agreement or upon exercise of the Warrant to settle any put option, short position or other similar instrument or position that may have been entered into prior to the execution of this Agreement.

                  (g) RELIANCE ON REPRESENTATIONS OF THE PURCHASER. The Purchaser understands that the Note and Warrant are being offered and sold, and the Warrant Shares are being offered, to it in reliance on specific exemptions from the registration requirements of the U.S. securities laws and that the Company is relying on the truth and accuracy of, and the Purchaser's compliance with, its representations, warranties and agreements set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Note, Warrant and Warrant Shares.

         The Company acknowledges and agrees that the Purchaser makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in Article II and Article III herein.


                                   ARTICLE III

                         OTHER AGREEMENTS OF THE PARTIES

         3.1      REGULATION S.

                  (a) The Company shall take all necessary corporate action as may be required by applicable law, rule or regulation for the issuance of the Note and Warrant to the Purchaser at the Closing in accordance with this Agreement and the Note and Warrant. None of the Company, any Subsidiary or affiliates or any person acting on their behalf has engaged or will engage in any "directed selling efforts" with respect to the Note, Warrant or Warrant Shares and the Company, the Subsidiaries, their respective affiliates and all persons acting on their behalf have complied and will comply with the "offering restrictions" requirements of Regulation S, including without limitation the restrictions set forth in Rule 903(c)(2) of Regulation S, in connection with the offering of the Note, Warrant and Warrant Shares. The Company has not and will not take any action directly or indirectly that would cause the offer and sale of the Note, Warrant and Warrant Shares to fail to be exempt from the registration requirements of the Securities Act.

                  (b) The Purchaser understands, acknowledges and agrees that:

                           (i)      the Note, Warrant and Warrant Shares have
not been and will not be registered under the Securities Act and are being offered and sold pursuant to an exemption from registration contained in the Securities Act;

                           (ii)     it is purchasing the Note, Warrant and
Warrant Shares for its own account and does not intend to be a "distributor" of the Note, Warrant or Warrant Shares, but if it acts as such it will act in compliance with (A) all applicable requirements of the Securities Act (including, without limitation, Regulation S) and (B) all other applicable law, except where the failure to act in compliance with such other applicable law would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets or financial condition of the Purchaser;

                           (iii)   it will not, during the Restricted Period,
sell or offer to sell the Note, Warrant or Warrant Shares in the "United States" or to any "U.S. Person" or for the account and benefit of any "U.S. Person" except (A) in accordance with Rule 903 or 904 of Regulation S or (B) pursuant to an available exemption from the registration requirements of the Securities Act (provided that an opinion of counsel has been rendered to the Company, in form and substance reasonably satisfactory to the Company and its counsel, that such an exemption is available), in each case in accordance with applicable law;

                           (iv)     neither the Purchaser, its affiliates nor
any person acting on their behalf has engaged or will engage in "directed selling efforts" with respect to the Note, Warrant and Warrant Shares and that each of them has complied and will comply with the "offering restrictions" requirements and any other requirements of Regulation S;

                           (v)      no offer of the Note, Warrant or Warrant
Shares was made to the Purchaser in the "United States;" and

                           (vi)     the transactions contemplated by this
Agreement are not, to the Purchaser's knowledge, part of a plan or scheme to evade the registration provisions of the Securities Act.

                  (c)      Any words or phrases in quotation marks used in this
Section 3.1 have the meanings assigned to them in Rule 902 promulgated under Regulation S.

         3.2 ISSUANCE OF SECURITIES. Excluding any issuances to Simmonds Capital Limited or Securicor Limited P.L.C. as disclosed on pages 18-19 and 32 of, and in Note 16 of the Notes to the Consolidated Financial Statement in, the 1995 Annual Report, for a period commencing on the Closing Date and expiring one hundred twenty (120) days after the Closing Date, the Company will not enter into any agreement to, without the consent of the holders of a majority in principal amount of the Note, Warrant and Warrant Shares then outstanding, sell equity or equity-equivalent securities pursuant to Regulation S or in any private placement other than to any purchaser of Notes or through GEM/NES, except (A) the granting of options to employees, officers and directors under, and the issuance of shares upon exercise of options granted under, any stock option plan heretofore or hereinafter adopted by the Company; (B) shares issued upon exercise of currently outstanding warrants;
(C) shares issued upon exercise of the Warrants in accordance with their terms; and (D) additional Notes or Warrants of the same class as the Notes or Warrants.

         3.3 PURCHASER'S RIGHTS IF REGULATION S IS AMENDED. If, at any time on or after the Closing Date but before the exercise in full of the Warrant, (i) the Purchaser shall notify the Company in writing that Regulation S has been amended or interpreted in a manner so as to adversely affect the marketability of the Note or Warrant or (ii) the Company shall notify the Purchaser in writing that the Company has determined that such amendment or interpretation prohibits the Company from issuing certificates representing the Warrant Shares upon exercise of the Warrant that do not bear a restrictive legend and that are not subject to any stop transfer order, then, at the Company's option, exercisable in writing within ten (10) days after such notice is given by the Purchaser to the Company or by the Company to the Purchaser, the Company shall as promptly as practicable but in any event within thirty (30) days thereafter pay the unpaid principal and interest due under the Note, at an aggregate purchase price equal to the product of (i) the "Exercise Price" (as defined in the Warrant) as of the "Business Day" (as defined in the Warrant) immediately preceding the day of such purchase, times
(ii) the number of Warrant Shares for which the Warrant is then exercisable.

         3.4 PURCHASER'S RIGHTS IF TRADING IN COMMON STOCK IS SUSPENDED. If, at any time on or after the Closing Date but before the exercise in full of the Warrant, trading in the shares of the Common Stock is suspended on the principal market or exchange for such shares (other than as a result of the suspension of trading in securities on such market or exchange generally), then at Purchaser's option, exercisable by written notice to the Company, the Company shall pay the unpaid principal and interest due under the Note, at an aggregate purchase price equal to the product of the Exercise Price as of the Business Day immediately preceding the day of such notice times the number of Warrant Shares for which the Warrant is then exercisable.

         3.5 NOTICE OF CERTAIN REGULATION S AMENDMENTS. Each party shall immediately notify the other upon making any determination pursuant to
Section 3.3 hereof that Regulation S has been amended or interpreted in a manner so as to prohibit the Company from issuing certificates representing the Warrant Shares upon exercise of the Warrant that do not bear a restrictive legend and that are not subject to any stop transfer order.


         3.6 LISTING OF WARRANT SHARES. The Company shall take all steps necessary to cause the Warrant Shares to be approved for listing in the NASDAQ Small Cap on or prior to the first day that the Warrant becomes exercisable into Warrant Shares, and shall provide to the Purchaser evidence of such listing.

         3.7 PUT RIGHTS UPON CERTAIN DEFAULTS. If, at any time on or after Closing Date but before the exercise in full of the Warrant, (i) the Company shall default under or violate Section 3.2, 3.3, 3.4 or 3.6, or (ii) the Company shall fail to file timely any reports required to be filed by it under Section 13 of the Exchange Act, then in any such case, if such default, violation or failure shall continue for a period of ten (10) Business Days after receipt of written notice thereof from the Purchaser, the Company shall, at the demand of the Purchaser, pay the unpaid principal and interest due under the Note at an aggregate price equal to (x) the product of the Exercise Price as of the Business Day immediately preceding the date of such demand times the number of Warrant Shares for which the Warrant is then exercisable, plus (y) interest (to the extent that such interest is permitted by applicable law, including any usury laws) on such amount accruing from the tenth Business Day to the thirtieth day after receipt of such notice at the rate of 12% per annum, from the thirty-first to the sixtieth day thereafter at 16% per annum and from the sixtieth day thereafter until paid at the rate of 20% per annum.

         3.8 PROCEDURES FOR EXERCISE OF WARRANT. The Warrant sets forth the procedures with respect to the exercise of the Warrant, including the forms of notice to be provided upon such exercise, instructions as to the procedures for such exercise and such other information and instructions as may be reasonably necessary to enable the Purchaser to exercise the Warrant in accordance with its terms.

         3.9 NOTICE OF BREACHES. Each of the Company and the Purchaser shall give prompt written notice to the other of any breach of any representa-tion, warranty or other agreement contained in this Agreement, as well as any events or occurrences arising after the date hereof and prior to the exercise in full of the Warrant that would reasonably be likely to cause (i) any representation or warranty contained herein to be incorrect as of the Closing Date or (ii) any other agreement of such party contained herein to be breached. However, no disclosure by either party pursuant to this Section
3.9 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein.


                                   ARTICLE IV

                                 INDEMNIFICATION

         4.1 INDEMNIFICATION OF THE PURCHASER. In the event that the Purchaser becomes involved in any capacity in any action, proceeding or investigation (collectively, "Action") in connection with any matter referred to in or relating to this Agreement, the Note or the Warrant (except as otherwise specifically provided in Section 4.3), the Company agrees (i) to reimburse the Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred, and (ii) to indemnify and hold the Purchaser harmless from and against all losses, claims, damages, liabilities, taxes, costs and expenses, including, without limitation, fines, penalties, court costs and reasonable attorneys' fees (collectively, "Loss"), that the Purchaser may suffer or incur in connection with such Action; provided, however, that, in each case under clause (i) and (ii) above, in no event shall the Company be liable for any Loss that shall be finally judicially determined to have arisen primarily out of the gross negligence, recklessness or bad faith of the Purchaser.

         4.2 INDEMNIFICATION OF THE COMPANY. In the event that any of the representations or warranties of the Purchaser set forth in this Agreement are not true or correct as of the Closing or that the Purchaser breaches any of its agreements set forth in this Agreement (except as otherwise specifically provided in Section 4.3), the Purchaser agrees (i) to reimburse the Company for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred, and (ii) to indemnify and hold the Company harmless from and against all Loss that the Company may suffer or incur in connection therewith.

         4.3 PROCEDURES. Promptly after receipt of an indemnified party under this Article IV of notice of the commencement of any Action, such indemnified party shall notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have pursuant to this Article IV unless, due to the failure to be so notified, the indemnifying party is unable to contest the Loss indemnified against, and such omission shall in no event relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article IV. In case any such Action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement hereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may elect by written notice delivered to such indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, be counsel to the indemnifying party); provided, however, that if the defendants in any such Action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and otherwise to participate in the defense of such Action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such Action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Article IV for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel for each indemnified party), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the Action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; provided further, however, that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clauses (i) or (iii). No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party which does not include as an unconditional term thereof the giving of the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnifying party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

         4.4 RIGHT OF CONTRIBUTION OF THE PURCHASER. If indemnification for a Loss under this Article IV is not available to the Purchaser for any reason (except solely if such Loss arose solely out of the gross negligence, recklessness or bad faith of the Purchaser), then the Company shall contribute to the Loss in such amount as would place the Purchaser in as nearly the same economic position as it would have enjoyed had such indemnification been available.

        4.5 REMEDY NOT EXCLUSIVE. The remedy provided for in this Article IV shall be in addition to, and not in limitation of, any other remedies available to the parties at common law or otherwise.

         4.6 APPLICABILITY OF ARTICLE. The expense reimbursement, indemnification and contribution rights conferred by this Article IV shall inure to the benefit of the officers, directors, employees, agents and controlling persons of each party.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. At the Closing, the Company will pay to Global Emerging Markets North America/Northeast
Securities, Inc. ("GEM/NES") a placement fee equal to five percent (5%) of the gross proceeds in accordance with the engagement letter between the Company and GEM/NES dated March 21, 1996 (the "Engagement Letter"). The
Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Note, Warrant and Warrant Shares pursuant hereto.
The Purchaser shall be responsible for the Purchaser's own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

         5.2 DELIVERY OF FORM W-8. The Purchaser shall promptly deliver, and will cause each transferee of the Note to deliver, to the Company a completed and executed Form W-8.

         5.3 SURVIVAL. The agreements and covenants contained in Article III, Article IV and this Article V shall survive the termination of this Agree-ment and the issuance of the Note, Warrant and Warrant Shares. The representations and warranties of the Company and the Purchaser contained in
Article II shall survive for a period of one year after the Closing.

         5.4 PUBLICITY. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed.

         5.5 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (i) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first Business
Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (ii) on the fifth Business Day following the date of mailing, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses and facsimile numbers for such communications shall be:

       If to the Company:                 INTEK Diversified Corporation
                                          970 West 190th Street, Suite 720
                                          Torrance, California  90502
                                          Facsimile No.:  (310) 366-7712
                                          Attention:  David Neibert

       With a copy to:                    INTEK Diversified Corporation
                                          c/o Simmonds Capital Limited
                                          5355 Yonge Street, Suite 1050
                                          Willowdale, Ontario  M2N 6P4
                                          Canada
                                          Facsimile No.:  (416) 221-3800
                                          Attention:  John G. Simmonds

                                                     and

                                          Kohrman Jackson & Krantz P.L.L.
                                          One Cleveland Center, 20th Floor
                                          Cleveland, Ohio  44114
                                          United States of America
                                          Facsimile No.:  (216) 621-6536
                                          Attention:  Steven L. Wasserman, Esq.

       If to the Purchaser:               _____________________________________
                                          _____________________________________
                                          _____________________________________
                                          _____________________________________
                                          Facsimile No.:_______________________
                                          Attn:________________________________

       With a copy to:                    Global Emerging Markets/Northeast
                                               Securities, Inc.
                                          712 Fifth Avenue, 8th Floor
                                          New York, New York  10019
                                          United States of America
                                          Facsimile No.:  (212) 265-4035
                                          Attention:  Matthew C. Brown

or such other address as may be designated in writing hereafter, in the same manner, by such person.

         5.6 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         5.7 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.8 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

         5.9 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         5.10 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

         5.11 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.12 ENTIRE AGREEMENT. This Agreement, together with the Exhibits and Schedules hereto, the Note, the Warrant and that certain Escrow Agreement by and among the Company, the Purchaser and the Escrow Agent of even date herewith contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

         5.13 COUNTERPART SIGNATURES. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the originally executed signature page to be delivered to the other party within two (2) Business Days of the execution and delivery hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first indicated above.


                                           "Seller"

                                           INTEK DIVERSIFIED CORPORATION


                                           By:_________________________________
                                           Name:  _____________________________
                                           Title:  ____________________________



                                           "Purchaser"

                                           ____________________________________
                                           Legal Name of Purchaser


                                           By:_________________________________
                                           Name:  _____________________________
                                           Title:  ____________________________

                                 SCHEDULE 2.1(c)


                                 CAPITALIZATION



1.       The authorized Common Stock consists of 20,000,000 shares.

2. The number of shares of Common Stock outstanding as of April 3, 1996 is set forth on the attached list.

3. The options to purchase Common Stock outstanding as of April 3, 1996 are set forth on the attached list.